UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of January 1, 2006, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1)

STRUCTURED ASSET INVESTMENT LOAN TRUST 2006-1
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,474,418,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1 on January 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated January 26, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2006, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,498,392,592 as of January 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of January 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Securitization Servicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3
Securitization Servicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Servicer.

99.4	Subservicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5	Reconstituted Servicing Agreement, dated as of January 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Wells Fargo Bank, N.A., as Servicer.

99.6
Securitization Subservicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.7	Republic Mortgage Insurance Company Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3448) including Endorsement.

99.9	Primary Mortgage Insurance Co. Master Mortgage Policy 210460-0022-0 Bulk No. 2006-0061; Bulk Primary First Lien Master Policy No. is UW 2510.00(9/00) including Endorsement.

99.10
Interest Rate Swap Agreement, dated as of January 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1.

99.11
Interest Rate Cap Agreement, dated as of January 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: January 30, 2006

EXHIBIT INDEX

Exhibit No.                            Description

4.1
Trust Agreement dated as of January 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Securitization Servicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3
Securitization Servicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Servicer.

99.4	Subservicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5	Reconstituted Servicing Agreement, dated as of January 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Wells Fargo Bank, N.A., as Servicer.

99.6
Securitization Subservicing Agreement dated as of January 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.7	Republic Mortgage Insurance Company Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3448) including Endorsement.

99.9	Primary Mortgage Insurance Co. Master Mortgage Policy 210460-0022-0 Bulk No. 2006-0061; Bulk Primary First Lien Master Policy No. is UW 2510.00(9/00) including Endorsement.

99.10
Interest Rate Swap Agreement, dated as of January 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1.

99.11
Interest Rate Cap Agreement, dated as of January 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1.